UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400 West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Gary Horowitz from the Board of Directors
As previously disclosed, on April 24, 2025, Gary I. Horowitz notified Grindr Inc. (the “Company”) that he does not intend to stand for re-election at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). Mr. Horowitz subsequently notified the Company on June 3, 2025 (the “Effective Date”) of his resignation, effective immediately, from the Company’s Board of Directors (the “Board”). Mr. Horowitz’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.
Appointment of Chad Cohen to the Board of Directors
On the Effective Date, the Board appointed Chad Cohen to serve as a member of the Board to fill the vacancy created by Mr. Horowitz’s resignation. Mr. Cohen will serve as a member of the Board until the 2025 Annual Meeting and until his successor is duly elected and qualified, or until his earlier death, retirement, resignation, or removal. Mr. Cohen was also appointed to serve as Chair of the Audit Committee of the Board (the “Audit Committee”). Nathan Richardson, the prior Chair of the Audit Committee, will continue to serve as a member of the Audit Committee. The Board determined that Mr. Cohen is an independent director under the listing standards of the New York Stock Exchange (“NYSE”) and meets the additional independence requirements under the NYSE listing standards applicable to members of audit committees.
Mr. Cohen, 50, has served as a Founding Partner and CEO of Scala Advisors, LLC, a firm that advises public and private companies on finance, business operations, and investor relations initiatives, since January 2024. From November 2022 to January 2024, Mr. Cohen was Chief Financial Officer and Chief Operating Officer of Capella Space, a satellite-based earth observation company. Prior to that, from August 2015 to February 2022, Mr. Cohen served as Chief Financial Officer of Adaptive Biotechnologies Corp. (Nasdaq: ADPT), an immune-driven medicine company, including through its IPO in 2019. For nine years leading up to August 2015, Mr. Cohen served in various roles at Zillow Group Inc. (Nasdaq: Z), including most recently as Chief Financial Officer and Treasurer from March 2011 to August 2015, including through its IPO in July 2011. Mr. Cohen previously served on the board of Vacasa, Inc. (Nasdaq: VCSA), a vacation rental management platform, from October 2020 to May 2025, when it was acquired by Casago, including service as chair of the audit committee and as a member of the compensation committee, and special committee. Mr. Cohen also previously served on the board and as chair of the audit committee of Trupanion, Inc. (Nasdaq: TRUP), a pet insurance company, from December 2015 to July 2019. Mr. Cohen holds a B.S.B.A. in Management with a concentration in Accounting from Boston University.
Mr. Cohen will receive compensation for his services as a non-employee director on the Board and as Audit Committee Chair in accordance with the Company’s Second Restated Non-Employee Director Compensation Policy (the “Second Restated Director Compensation Policy”), described below. On the Effective Date, Mr. Cohen was automatically granted restricted stock units (“RSUs”) under the Company’s Amended and Restated 2022 Equity Incentive Plan (“2022 Plan”) with a value of $196,000, calculated in accordance with the terms of the Second Restated Director Compensation Policy. This award was prorated based on the number of months remaining in the 12-month period following July 19, 2024, which was the date of the Company’s 2024 annual stockholder meeting, and will vest in full on July 19, 2025, subject to Mr. Cohen’s continuous service as a member of the Board and as Audit Committee Chair as of such date.
Mr. Cohen will also enter into a customary indemnification agreement with the Company, the form of which was previously approved by the Board and is filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2025.
There are no family relationships between Mr. Cohen and any other director or executive officer of the Company. In addition, there are no arrangements or understandings between Mr. Cohen and any other person pursuant to which Mr. Cohen was selected as a member of the Board, and there are no transactions in which Mr. Cohen has an interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.
On June 3, 2025, the Company issued a press release announcing Mr. Cohen’s appointment to serve as a member of the Board to fill the vacancy created by Mr. Horowitz’s resignation. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information contained in this Item 7.01 and the accompanying Exhibit 99.1 is being furnished under “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01    Other Events.
Second Restatement of Non-Employee Director Compensation Policy
On June 3, 2025, upon the recommendation from the Compensation Committee of the Board (the “Compensation Committee”), which recommendation was determined with the assistance of Frederic W. Cook & Co., Inc., the Compensation Committee’s independent compensation consultant, the Board approved the Second Restated Director Compensation Policy, effective as of the Effective Date. The Second Restated Director Compensation Policy revised the annual cash retainers and annual equity awards granted to each non-employee director as summarized below. All other material terms of the policy previously in effect remained unchanged from the terms summarized under “Part III. Item 11. Executive Compensation – Director Compensation Policy” in the Company’s Annual Report on Form 10-K/A, filed with the SEC on April 30, 2025.
Non-Employee Director Annual Cash Retainers
From and after the Effective Date, the Company’s non-employee directors are eligible to receive the following cash retainers (as applicable) for their service on the Board and its standing committees.

Position	Annual Cash Retainers ($)(1)
Non-Employee Member of the Board	40,000
Audit Committee Chair	14,000
Other Audit Committee Member	6,000
Compensation Committee Chair	2,000
Other Compensation Committee Member	1,000
Nominating and Corporate Governance Committee Chair	2,000
Other Nominating and Corporate Governance Committee Member	1,000
Privacy and Trust Committee Chair	2,000
Other Privacy and Trust Committee Member	1,000
(1)Annual cash retainers are paid quarterly in arrears on a fiscal year basis.
Directors are not entitled to receive attendance fees for any meetings of the Board or its committees.
Non-Employee Director Annual Equity Awards
Under the Second Restated Director Compensation Policy, on the date of each annual stockholder meeting of the Company, each non-employee director who continues as a non-employee director following such annual meeting automatically receives the following annual awards of RSUs under the 2022 Plan for their service on the Board and its standing committees (as applicable).

Position	Annual RSU Awards($)(1)
Non-Employee Member of the Board	140,000
Audit Committee Chair	56,000
Other Audit Committee Member	24,000
Compensation Committee Chair	8,000
Other Compensation Committee Member	4,000
Nominating and Corporate Governance Committee Chair	8,000
Other Nominating and Corporate Governance Committee Member	4,000
Privacy and Trust Committee Chair	8,000
Other Privacy and Trust Committee Member	4,000
(1)The number of RSUs subject to each annual award a non-employee director is eligible to receive is equal to the applicable amount in the table above divided by the volume-weighted average closing price of the Common Stock over the 20-trading day period ending three trading days before the date of grant.
On the Effective Date, upon the recommendation of the Compensation Committee, the Board approved the grant of supplemental RSU awards to each continuing non-employee director, other than Mr. Cohen who received a grant of RSU awards as a newly appointed director described above. The supplemental RSU awards were granted to each such director in an amount equal to the increase in value of the annual RSU award granted under the Company’s director compensation policy previously in effect. The supplemental RSU awards will vest in full on July 19, 2025, subject to the applicable director’s continuous service as a member of the Board and committee of the Board, as applicable, as of such date.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press release dated June 3, 2025
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025

GRINDR INC.

By:

/s/ Vandana Mehta-Krantz
Vandana Mehta-Krantz
Chief Financial Officer